Institutional Class HAINX
Retirement Class HNINX
Administrative Class HRINX
Investor Class HIINX
Harbor International Fund

Supplement to Summary Prospectus dated March 1, 2018
Effective February 12, 2019, Simon Todd no longer serves as a portfolio manager for Harbor International Fund (the “International Fund”). Marathon Asset Management LLP continues to serve as the subadviser to the International Fund, and Neil M. Ostrer, Charles Carter, Nick Longhurst, William J. Arah, Simon Somerville, Michael Nickson, CFA, Michael Godfrey, CFA and David Cull, CFA continue to serve as co-portfolio managers for the International Fund. The portion of the International Fund’s Japan investments previously allocated to Mr. Todd has been reallocated to Mr. Nickson.
February 14, 2019
Investors Should Retain This Supplement For Future Reference
S0214.SP.I